Exhibit 99.1

805 Third Avenue
Suite 1430
New York, New York 10022
212.868.3669
212.838.2676/Fax
www.rbsmllp.com

March 31, 2016

VIA US Mail

Board of Directors

Consorteum Holdings, Inc.

6 – 14845 Yonge Street

Suite #348

Aurora, Ontario, Canada L4G 6H8

Gentlemen:

The purpose of this letter is to confirm the client-auditor relationship between Consorteum Holdings, Inc. (Commission File Number 000-53153) and RBSM LLP has ceased.

Sincerely,

RBSM LLP

/s/ Peter Stefanou
Peter Stefanou
Partner

cc:	Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, N. E.
Washington, D.C. 20549
(VIA FAX)